BLACKROCK FUNDSSM

BLACKROCK MANAGED VOLATILITY PORTFOLIO

(the “Fund”)

Supplement dated October 17, 2012 to the Prospectuses of the Fund, each dated May 15, 2012

Effective immediately, iShares MSCI Emerging Markets Minimum Volatility Index Fund, iShares MSCI EAFE Minimum Volatility Index Fund and iShares MSCI USA Minimum Volatility Index Fund have been added as eligible underlying funds for the Fund.

The section in the Prospectuses of the Fund entitled “Details about the Fund—Information About the ETFs and Mutual Funds” is hereby amended to add the below to the subsection entitled “ETFs.”

Fund Name	Investment Objective and Principal Investment Strategies
iShares MSCI Emerging Markets Minimum Volatility Index Fund	The fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Minimum Volatility Index (the “Underlying Index”).
iShares MSCI EAFE Minimum Volatility Index Fund	The fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE Minimum Volatility Index (the “Underlying Index”).
iShares MSCI USA Minimum Volatility Index Fund	The fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI USA Minimum Volatility Index (the “Underlying Index”).

Shareholders should retain this Supplement for future reference.